                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

[X]  Filed by the registrant        [ ]   Filed by a party other than registrant

Check the appropriate box:
[ ]  Preliminary proxy statement.
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting Material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by rule 14a-6(e)(2)).


                                COTT CORPORATION
               --------------------------------------------------
               (Name of registration as specified in its charter)


Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1.   Title of each class of securities to which transaction applies.

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

NOTICE IS HEREBY GIVEN that an annual and special meeting of shareowners of COTT CORPORATION will be held at the Toronto Stock Exchange, The Exchange Tower, 130 King Street West, Toronto, Ontario, Thursday, the 18th of April, 2002, at 9:30 o'clock in the forenoon, local time, for the following purposes:

     (a) to receive the financial statements of Cott for the fiscal year ended December 29, 2001, and the report of the auditors thereon;

     (b) to elect directors;

     (c) to appoint auditors and to authorize the directors to fix their remuneration;

     (d) to consider and, if thought fit, pass a resolution in the form set forth in Appendix A to the annexed proxy circular approving amendments to Cott's by-laws; and

     (e) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

Owners of Common Shares and Second Preferred Shares, Series 1 who are unable to attend the meeting are requested to date, sign and return the enclosed form of proxy in the envelope provided for that purpose.

DATED at Toronto, Ontario
the 7th day of March, 2002.

By Order of the Board of Directors



/s/ Mark R. Halperin
--------------------------------
Mark R. Halperin
Senior Vice President,
General Counsel and Secretary


[COTT LOGO]

[ILLUSTRATION OF CARBONATED SOFT DRINKS]

Winning Performance
Cott Corporation
Notice of 2002 Annual and
Special Meeting of Shareowners

                                COTT CORPORATION

                                 PROXY CIRCULAR

GENERAL

SOLICITATION OF PROXIES

     This proxy circular is furnished in connection with the solicitation of proxies by the board of directors and management of Cott Corporation for use at the annual and special meeting of shareowners. The meeting will be held at 9:30 a.m. on April 18, 2002 at the Toronto Stock Exchange, The Exchange Tower, 130 King Street West, Toronto, Ontario, Canada for the purposes set out in the attached notice of meeting. The solicitation will be primarily by mail on or about March 15, 2002, but proxies may also be solicited by telephone or other personal contact by employees of Cott. Solicitation costs will be borne by Cott.

     All dollar amounts in this document are in United States dollars unless otherwise stated. All information contained in this document is as of February 28, 2002 unless otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the enclosed proxy are directors or officers of Cott. YOU MAY APPOINT A PERSON, OTHER THAN COTT'S DIRECTORS OR OFFICERS NAMED IN THE ENCLOSED PROXY, TO REPRESENT YOU AT THE MEETING. To do so, insert your appointee's name in the space provided in the proxy and strike out the other names, or complete another proper proxy. In either case, deliver the proxy to the Secretary of Cott, c/o Computershare Trust Company of Canada, 1800 McGill College Avenue, Montreal, Quebec, Canada, H3A 3K9, before the meeting or any adjournment thereof.

     You can revoke your proxy in any manner permitted by law. This includes depositing a written statement signed by you (or by an attorney authorized by you in writing) at Cott's executive office at 207 Queen's Quay West, Suite 340, Toronto, Ontario M5J 1A7 -- Attention: Secretary, before the meeting or giving it to the Chairman of the meeting at the meeting or any adjournment thereof.

CONFIDENTIAL VOTING

     Computershare Trust Company of Canada counts and tabulates proxies in a manner that preserves the confidentiality of your individual votes. Proxies will not be submitted to management unless: (a) there is a proxy contest; (b) the proxy contains comments clearly intended for management; or (c) it is necessary to determine a proxy's validity or to enable management and/or the board to meet their legal obligations to shareowners or to discharge their legal duties to Cott.

VOTING OF PROXIES

     Shares represented by a proxy will be voted or withheld from voting on matters that will take place at the annual and special meeting, in accordance with the instructions given by the shareowner.


     IF NO INSTRUCTIONS ARE INDICATED, EACH SHARE WILL BE VOTED: (A) FOR THE ELECTION OF TEN DIRECTORS LISTED UNDER THE HEADING "NOMINEES TO THE BOARD OF DIRECTORS"; (B) FOR THE APPOINTMENT OF THE AUDITORS PRICEWATERHOUSECOOPERS LLP AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION; AND (C) FOR THE ADOPTION OF THE AMENDMENT TO COTT'S BY-LAWS, IN ACCORDANCE WITH THE RESOLUTION ATTACHED AS APPENDIX A ON PAGE A-1.


     The person to whom you give your proxy will decide how to vote on amendments or variations to the matters of business described above and on any additional or different matters that may properly come up for a vote at the meeting. Cott is not aware of any proposal to bring any additional or different matter to a vote at the meeting.

VOTING SHARES


     As of February 28, 2002 there were 61,526,622 common shares and 4,000,000 preferred shares outstanding and entitled to be voted at the meeting. Each common share carries the right to one vote at the meeting. Each preferred share carries the right to vote on an as converted basis, and as of March 7, 2002, each preferred share will be entitled to 1.5341935 votes per share at the meeting.

     Owners of common shares and second preferred shares, series 1 as of record at the close of business on March 7, 2002 will be entitled to vote at the meeting. Shares acquired after that date carry the right to vote at the meeting if the holder can provide proof of ownership and has notified the Secretary of Cott in writing at least ten days before the meeting.

QUORUM AND VOTE COUNTING

     The annual meeting requires a quorum, which for this meeting means:

     - at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled, and

     - persons owning or representing not less than one-third of the total number of shares of Cott entitled to vote.

     Directors who receive the highest vote totals will be elected as directors. Cumulative voting in the election of directors is not permitted. All other matters must be approved by a majority of the votes cast by shareowners who are present or represented and entitled to vote at the meeting. Abstentions (including abstentions by brokers) are counted as present and entitled to vote, but they are not counted as votes for or against any proposal.

PROPOSALS

     If you want to propose any matter for a vote by Cott's shareowners at Cott's 2003 annual meeting, you must send your proposal to Cott's Secretary. Your proposal must be received by Cott's Secretary by December 18, 2002 at Cott's executive office, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7, to be considered for inclusion in the proxy circular and proxy for such meeting. In addition, if Cott receives notice of your proposal after January 17, 2003, then the persons named as proxies in the proxy circular and proxy will have discretionary authority to vote on the proposals, without discussion of such matters in the proxy circular and without the proposals appearing as a separate item on the proxy.

PRINCIPAL SHAREOWNERS

     Based upon publicly filed and available documents, and to Cott's knowledge, on February 28, 2002, shareowners who beneficially owned or exercised control or direction over more than 5% of each class of voting shares were:

              TABLE OF VOTING SHARES AND PRINCIPAL OWNERS THEREOF

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                              NATURE OF OWNERSHIP        NUMBER AND      PERCENTAGE
NAME AND ADDRESS                  OR CONTROL          CLASS OF SHARES     OF CLASS
-------------------------------------------------------------------------------------
Thomas H. Lee and            Indirect Control or         11,867,912        19.3%
 related entities(1)(2)(4)   Beneficial Ownership            Common
 75 State Street
 26th Floor                                               4,000,000         100%
 Boston, MA                                               Preferred
 U.S.A. 02109
-------------------------------------------------------------------------------------
Legg Mason, Inc.(5)          Indirect Control or          4,354,200         7.1%
 100 Light Street            Beneficial Ownership            Common
 Baltimore, MD
 21202
-------------------------------------------------------------------------------------
Nancy Pencer, Stephen        Indirect                     3,579,808         5.8%
 Halperin and Fraser Latta                                   Common
 as trustees of the Nancy
 Pencer Spouse Trust(4)(6)
 Toronto, Ontario
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                NUMBER OF COMBINED
                                COMMON SHARES AND            PERCENTAGE OF
                                 PREFERRED SHARES           COMBINED COMMON
                                (ASSUMING EXERCISE        SHARES AND PREFERRED
                                  OF OPTIONS AND            SHARES (ASSUMING
                                  CONVERSION OF         EXERCISE OF OPTIONS AND
                                 PREFERRED SHARES       CONVERSION OF PREFERRED
                                   HELD BY THE             SHARES HELD BY THE
NAME AND ADDRESS                   SHAREOWNER)                SHAREOWNER)
-------------------------------------------------------------------------------------
Thomas H. Lee and                   23,004,686                   34.0%(3)
 related entities(1)(2)(4)
 75 State Street
 26th Floor
 Boston, MA
 U.S.A. 02109
-------------------------------------------------------------------------------------
Legg Mason, Inc.(5)                  4,354,200                    6.4%
 100 Light Street
 Baltimore, MD
 21202
-------------------------------------------------------------------------------------
Nancy Pencer, Stephen                3,579,808                    5.3%
 Halperin and Fraser Latta
 as trustees of the Nancy
 Pencer Spouse Trust(4)(6)
 Toronto, Ontario
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


(1) Includes: 11,457,903 common shares and 3,835,996 preferred shares owned by THL Equity Advisors IV, LLC ("Advisors"), for which Mr. Lee serves indirectly as general director. The number of shares owned by Advisors may be deemed to include 9,089,991 common shares and 3,635,996 preferred shares owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., for which Advisors serves as general partner. Advisors' ownership may also be deemed to include 4,467,912 common shares owned in the aggregate by Granite (00) Holdings Inc., 151797 Canada Inc. and 151793 Canada Inc. (collectively, the "Pencer Entities"), for which Advisors has voting power pursuant to a voting agreement. Advisors' ownership may also be deemed to include 500,000 common shares and 200,000 preferred shares owned by Paine Webber Capital and PW Partners 1997, L.P. (together, the "PW Entities"), for which Advisors has sole voting power pursuant to a stockholders agreement between Advisors and the PW Entities. As a result of the foregoing relationships, Mr. Lee may be deemed to have indirect beneficial ownership of options to purchase 4,794,995 common shares. Addresses for the foregoing are as follows: (a) 151793 Canada Inc.: c/o Spiegel Sohmer, 5 Place Ville Marie, Suite 1203, Montreal, Quebec, H3B 2G2; (b) 151797 Canada Inc.; and Granite (00) Holdings
    Inc.: c/o Goodmans LLP, 250 Yonge Street, Suite 2400, Toronto, Ontario, M5B 2M6; and (c) PaineWebber Capital; and PW Partners 1997, L.P.: c/o PaineWebber Incorporated, Investment Banking Division, 1285 Avenue of the Americas, New York, New York 10019.

(2) Mr. Lee may be deemed to have indirect beneficial ownership of: (a) 140,252 common shares and 56,104 preferred shares owned by THL Coinvestors III-A, LLC of which Mr. Lee is the managing member; (b) 217,438 common shares and 86,972 preferred shares owned by THL-Coinvestors III-B, LLC, of which Mr. Lee is the managing member; and (c) 52,319 common shares and 20,928 preferred shares owned by Thomas H. Lee Charitable Investment Partnership, of which Mr. Lee is the general partner. As a result of Mr. Lee's relationships with the foregoing entities and with THL Coinvestors III-B, LLC, Mr. Lee may be deemed to have indirect beneficial ownership of options to purchase 205,005 common shares.

(3) Pursuant to an agreement (the "Agreement") dated November 3, 1999, between Cott and Thomas H. Lee Company ("THC"), THC has, on its own behalf and on behalf of related and affiliated entities (collectively, the "THL Entities"), granted to the chairman of the board of Cott a proxy to vote that number of voting shares of Cott sufficient to ensure that at no time will the THL Entities have voting rights in respect of more than 35% of the outstanding voting shares of Cott, calculated on a fully diluted basis. The Agreement also provides that the THL Entities will not exercise any options to acquire additional common shares of Cott if, after giving effect to such exercise, the THL Entities would have the power to vote or hold more than 35% of the outstanding voting shares of Cott, calculated on a fully diluted basis.

(4) All of the shares shown for the Nancy Pencer Spouse Trust and the THL Entities are subject to the family voting agreement (as described in footnote 4 in the Table of Directors below).

(5) Direct, registered ownership is held by the following subsidiary of Legg Mason, Inc.: LMM LLC. The address for the foregoing is as follows: 100 Light Street, Baltimore, MD 21202.

(6) Nancy Pencer, Fraser Latta and Stephen Halperin, as trustees of the Nancy Pencer Spouse Trust (the "Spouse Trust") have indirect control over 3,579,808 common shares through the Spouse Trust's holdings of various private corporations; 3,279,808 of these shares are subject to the family voting agreement. The Spouse Trust may also be deemed to have control or direction over 2,400,000 common shares owned by Penbro Limited Partnership (c/o Goodmans LLP, 250 Yonge Street, Suite 2400, Toronto, Ontario M5B 2M6) of which the Spouse Trust indirectly owns and controls the general partner; 800,000 of these shares are included in the 3,579,808 total above, representing the Spouse Trust's indirect one-third interest as a limited partner of Penbro Limited Partnership.

              PROPOSAL NO. 1 -- ELECTION OF THE BOARD OF DIRECTORS

     Ten directors are to be elected to serve until the close of business of the 2003 annual meeting or until they cease to hold office as such.

     Unless a proxy specifies that the shares it represents should abstain from voting in the election of directors, the proxyholders named in the enclosed proxy intend to use it to vote for the election of director nominees under the heading "Nominees for Election to the Board of Directors".

     All of the nominees are now directors and have been since the dates indicated below. Cott expects that each of the nominees will be able to serve as director. However, if any nominee became unable to serve as a director for any reason prior to the meeting, the proxyholders reserve the right to vote the shares for another nominee at their discretion, unless the proxy specifies that the shares abstain from voting for all the director nominees.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Colin J. Adair -- 59, Montreal (Quebec)


     Mr. Adair has been a director of Cott since 1986. In the past five years, Mr. Adair has held the position of first vice president at CIBC World Markets Inc.; prior to January 15, 2002, Mr. Adair held the position of senior vice president and resident director at Midland Walwyn, Inc. which merged with Merrill Lynch Canada on September 18, 1998.


W. John Bennett -- 56, Westmount (Quebec)

     Mr. Bennett has been a director of Cott since 1998. In the past five years, Mr. Bennett has held the position of chairman and chief executive officer of Benvest Capital Inc. (merchant bank). Currently, Mr. Bennett is a director of:
Benvest Capital Inc. (merchant bank); and CMN International Inc. (real estate services company).

C. Hunter Boll -- 46, Winchester (MA)

     Mr. Boll has been a director of Cott since 1998. In the past five years, Mr. Boll has held the position of principal managing director of Thomas H. Lee Partners, L.P. (securities investment partnership) and its predecessor. Currently, Mr. Boll is also a director of: Big V Supermarkets, Inc. (supermarket chain); Metris Companies, Inc. (credit services company); The Smith and Wollensky Restaurant Group, Inc. (restaurant holding company); Transwestern Publishing, L.P. (publishing partnership); and United Industries Corporation (products manufacturing company).


Serge Gouin -- 58, Outremont (Quebec)



     Mr. Gouin was chairman of the board of directors of Cott from 1998 until January, 2002 and director of Cott since 1986. In the past five years, Mr. Gouin has held the position of president and chief operating officer of Group Videotron Ltee (cable company), until November 1996; corporate director from November 1996 until January 1998; and vice chairman, Salomon Smith Barney Canada, Inc. since January 1998. Currently, Mr. Gouin is a director of: Astral Communications Inc. (broadcasting company); Cossette Communication Group Inc. (advertising agency); Onex Corporation (conglomerate); and TVA Group Inc. (broadcast communications).


Thomas M. Hagerty -- 39, Boston (MA)

     Mr. Hagerty has been a director of Cott since 1998. In the past five years, Mr. Hagerty has held the position of principal managing director of Thomas H. Lee Partners, L.P. (securities investment partnership) and its predecessor. Currently, Mr. Hagerty is also a director of: ARC Holdings, LLC and ARC IV REIT, Inc. (mobile home park operator); Conseco, Inc. (securities company); Metris Companies, Inc. (credit services company); and Syratech Corporation (consumer goods manufacturer).

Stephen H. Halperin -- 52, Toronto (Ontario)

     Mr. Halperin has been a director of Cott since 1992. In the past five years, Mr. Halperin has held the position of partner at Goodmans LLP (f/k/a Goodman Phillips &Vineberg) (law firm). Currently, Mr. Halperin is a director of AT&T Canada Inc. Mr. Halperin is the brother of Mark R. Halperin, senior vice-president, general counsel and secretary of Cott.

David V. Harkins -- 61, Marblehead (MA)


     Mr. Harkins has been a director of Cott since 1998. In the past five years, Mr. Harkins has held the position of principal managing director of Thomas H. Lee Partners, L.P. (securities investment partnership) and its predecessor and since 1999 has served as president of Thomas H. Lee Partners, L.P. Currently, Mr. Harkins is also a director of: Conseco, Inc. (securities company); Fisher Scientific International, Inc. (research products distributor); Metris Companies, Inc. (credit services company); National Dentex Corporation (dental laboratory operator); Stanley Furniture Company, Inc.; and Syratech Corporation (consumer goods manufacturer).


True H. Knowles -- 65, Dallas (TX)

     Mr. Knowles has been a director of Cott since 1996. In the past five years, Mr. Knowles has been a private investor. Currently, Mr. Knowles is a director of Wendy's International Limited.

Donald G. Watt -- 66, King Township (Ontario)

     Mr. Watt has been a director of Cott since 1992. In the past five years, Mr. Watt has held the position of chairman of The Watt Design Group Inc. (marketing and design company). Currently, Mr. Watt is a director of: Envoy Communications Inc. (marketing communications group); Aastra Telecom, Inc. (telecommunications manufacturer); Forzani Group, Inc. (sporting goods retailer); and Party City Canada Inc. (party goods retailer).

Frank E. Weise III -- 57, Vero Beach (FL)

     In January, 2002, Mr. Weise was elected chairman of the board of directors. Mr. Weise has been a director, president and chief executive officer of Cott since June 1998. In the past five years, Mr. Weise has held the position of senior vice-president of Campbell Soup Company (food products manufacturer) and president, Bakery and Confectionery Division, of Campbell Soup Company, until 1997; and chairman of Confab Inc. (feminine incontinence products manufacturer) until 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Seven of the directors, Messrs. Adair, Bennett, Boll, Gouin, Hagerty, Harkins and Knowles are unrelated and outside directors. They are neither members of management nor do they possess any interest, business or other relationship, other than interests and relationships arising from owning shares of Cott, which is capable of inhibiting the performance of their fiduciary duties. Mr. Halperin is an outside director but, as a partner in a law firm which provides ongoing legal services to Cott, he may be considered to be a related director. Mr. Watt is an outside director but, he is Chairman of Watt International Inc., which has a purchase and restricted services agreement with Cott with an approximate remaining term of seven years. Under the terms of that agreement, Watt International provides Cott with packaging and collateral material and store design services. Cott has agreed that it will not, subject to certain exceptions, engage another party to provide the services described in the purchase and restricted services agreement in Canada, the U.S. and Mexico during the ten-year period ending June 1, 2009. Cott, however, may perform the services under the purchase and restricted services agreement using its own employees. During the last fiscal year, Cott paid Watt International $403,743 under this agreement.


     Mr Watt and Deuteronomy Inc., of which Mr Watt is the sole shareholder, have also entered into a services agreement with Cott, which expires on June 1, 2002. Cott anticipates that the services agreement will not be renewed upon its expiration. Under this agreement, Deuteronomy and Mr Watt provide Cott with consultation and advice related to market positioning, product development and packaging, brand relationships in retail product programs and other business consulting in connection with Cott's U.S. marketing efforts. Cott pays a fee to Deuteronomy of C$500,000 per annum, plus expenses and applicable taxes, subject to reduction for certain personnel costs. During the last fiscal year, Cott paid Deuteronomy C$500,000 for its services under this agreement. Cott believes that both the purchase and restricted services and services agreements were entered into on an arm's length basis and that the fees paid under these agreements are customary in the industry.

     For the reasons set forth above, Mr Watt may be deemed to be a related director.

     Mr Weise is a related inside director as he is an employee and officer of Cott.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     In 2001, the board of directors held ten meetings. Each director attended in person or by telephone at least 75% of the total number of meetings of the board of directors and committees on which they served, except for the following: Mr. Bennett missed three board of directors meetings; Mr. Hagerty missed six board of directors meetings; Mr. Harkins missed four board of directors meetings and Mr. Knowles missed three board of directors meetings. Meetings of all committees of the board of directors were fully attended.

                 SECURITY OWNERSHIP FOR DIRECTORS AND OFFICERS

     The following table and the notes that follow show the number of shares of Cott's common shares and preferred shares beneficially owned as of February 28, 2002 by each director, executive officer named in the Summary Compensation Table on page 8 and directors and executive officers as a group.

                        TABLE OF DIRECTORS AND OFFICERS

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                                        COMMON SHARES
                                     BENEFICIALLY OWNED,        COMMON SHARES --
NAME (AND AGE)                    CONTROLLED OR DIRECTED(1)    PERCENTAGE OF CLASS
------------------------------------------------------------------------------------
  COLIN J. ADAIR                              42,500(2)                0.07%
------------------------------------------------------------------------------------
  W. JOHN BENNETT                             15,000(3)                0.02%
------------------------------------------------------------------------------------
  C. HUNTER BOLL(4)                          464,589(5)                0.73%
------------------------------------------------------------------------------------
  SERGE GOUIN                                257,650(6)                0.40%
------------------------------------------------------------------------------------
  THOMAS M. HAGERTY(4)                       464,589(5)                0.73%
------------------------------------------------------------------------------------
  STEPHEN H. HALPERIN(4)(7)                   45,000(8)                0.07%
------------------------------------------------------------------------------------
  DAVID V. HARKINS(4)                        464,589(5)                0.73%
------------------------------------------------------------------------------------
  TRUE H. KNOWLES                             15,000(9)                0.02%
------------------------------------------------------------------------------------
  DONALD G. WATT                              21,628                   0.03%
------------------------------------------------------------------------------------
  FRANK E. WEISE III                       1,713,799(10)               2.69%
------------------------------------------------------------------------------------
  MARK BENADIBA                               81,429(11)               0.13%
------------------------------------------------------------------------------------
  PAUL RICHARDSON                            126,448(12)               0.20%
------------------------------------------------------------------------------------
  RAYMOND SILCOCK                            234,881(13)               0.37%
------------------------------------------------------------------------------------
  MARK HALPERIN                               63,424(14)               0.10%
------------------------------------------------------------------------------------
  DIRECTORS AND OFFICERS                   3,372,296                   5.30%
  AS A GROUP (CONSISTING OF 20
  PERSONS, INCLUDING THOSE NAMED
  ABOVE)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                      PREFERRED SHARES
                                     BENEFICIALLY OWNED,
                                        CONTROLLED OR        PREFERRED SHARES --
NAME (AND AGE)                           DIRECTED(1)         PERCENTAGE OF CLASS
------------------------------------------------------------------------------------
  COLIN J. ADAIR                               --                      --
------------------------------------------------------------------------------------
  W. JOHN BENNETT                              --                      --
------------------------------------------------------------------------------------
  C. HUNTER BOLL(4)                     86,972(5)                    2.17%
------------------------------------------------------------------------------------
  SERGE GOUIN                                  --                      --
------------------------------------------------------------------------------------
  THOMAS M. HAGERTY(4)                  86,972(5)                    2.17%
------------------------------------------------------------------------------------
  STEPHEN H. HALPERIN(4)(7)                    --                      --
------------------------------------------------------------------------------------
  DAVID V. HARKINS(4)                   86,972(5)                    2.17%
------------------------------------------------------------------------------------
  TRUE H. KNOWLES                              --                      --
------------------------------------------------------------------------------------
  DONALD G. WATT                               --                      --
------------------------------------------------------------------------------------
  FRANK E. WEISE III                           --                      --
------------------------------------------------------------------------------------
  MARK BENADIBA                                --                      --
------------------------------------------------------------------------------------
  PAUL RICHARDSON                              --                      --
------------------------------------------------------------------------------------
  RAYMOND SILCOCK                              --                      --
------------------------------------------------------------------------------------
  MARK HALPERIN                                --                      --
------------------------------------------------------------------------------------
  DIRECTORS AND OFFICERS                   86,972                    2.17%
  AS A GROUP (CONSISTING OF 20
  PERSONS, INCLUDING THOSE NAMED
  ABOVE)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------


(1) Each director and officer has provided the information on shares beneficially owned, controlled or directed.

(2) Includes the right to acquire an additional 17,500 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.

(3) Includes the right to acquire an additional 5,000 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.

(4) Pursuant to an agreement between Cott and the THL Entities, Cott has agreed to cause to be nominated for election to the board of directors up to four nominees of the THL Entities. Messrs. Boll, Hagerty, Halperin and Harkins are the nominees of the THL Entities.

     Pursuant to a separate voting agreement known as the family voting agreement among the THL Entities and the Pencer family shareholders ("Family Shareholders"), the parties have agreed to vote their respective voting shares in favor of election of director nominees and in other matters, as directed by the THL Entities; provided that, the Family Shareholders have the right to cause the THL Entities to vote their shares for the election of one director nominee chosen by the Family Shareholders. Stephen Halperin is currently serving as the Family Shareholders' designee under the family voting agreement. The family voting agreement terminates upon the earlier of: (i) the sale of all or substantially all of the Family Shareholders' voting shares, (ii) the sale of all or substantially all of the THL Entities' voting shares, and (iii) the expiration of the option granted to the THL Entities to purchase 5,000,000 additional Common Shares of Cott.

(5) An aggregate of 459,589 common shares and 86,972 preferred shares are held indirectly through THL-Coinvestors III-B, LLC. Each of Messrs. Boll, Hagerty and Harkins may be deemed to have an indirect beneficial interest in such shares through the interests held by them in THL-Coinvestors III-B, LLC. Messrs. Boll, Hagerty and Harkins disclaim beneficial ownership of such shares except to the extent of their pecuniary interest in THL-Coinvestors III-B, LLC. For the purposes of calculating the number of common shares beneficially owned, each preferred share held is assumed to have been converted into common shares and each option held is assumed to have been exercised. Each preferred share has been assumed to have been converted into 1.5341935 common shares. Includes the right to acquire an additional 5,000 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan for each of Messrs. Boll, Hagerty and Harkins.


(6) Includes the right to acquire an additional 30,000 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.


(7) Mr. Halperin, together with Nancy Pencer and Fraser Latta, serve as trustees of the Spouse Trust, which has indirect control over 3,579,808 common shares through the Spouse Trust's holdings of various private corporations; 3,279,808 of these shares are subject to the family voting agreement. The Spouse Trust may also be deemed to have control or direction over 2,400,000 common shares owned by Penbro Limited Partnership, the general partner of which is indirectly owned and controlled by the Spouse Trust; 800,000 of these common shares, representing the Spouse Trust's indirect one-third interest as a limited partner of Penbro Limited Partnership, are included in the 3,579,808 total above.

(8) Includes the right to acquire an additional 12,500 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.


(9) Includes the right to acquire an additional 5,000 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.



(10) Includes the right to acquire an additional 1,504,048 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.


(11) Includes the right to acquire an additional 15,000 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.

(12) Includes the right to acquire an additional 102,000 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.

(13) Includes the right to acquire an additional 175,000 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.

(14) Includes the right to acquire an additional 41,250 common shares of Cott on or before April 29, 2002 pursuant to the exercise of options granted under the Option Plan.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Cott's directors and executive officers and beneficial owners of more than 10% of Cott's common shares, as well as certain affiliates of such persons, must file reports with the Securities and Exchange Commission showing the number of Cott's common shares they beneficially own and any changes in their beneficial ownership.


     Based on Cott's review of these reports, and written representations of the directors and executive officers, Cott believes that all required reports were filed in 2001 except: Frank E. Weise filed an amended Form 4 on December 12, 2001 to include a transaction that was inadvertently omitted from an otherwise timely filed Form 4 filed on December 6, 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation earned for services rendered during each of the three most recent fiscal years by the Chief Executive Officer and the four most highly compensated executive officers ("named executive officers") of Cott and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                                  ANNUAL COMPENSATION
                                           ----------------------------------
                                            SALARY   BONUS(2)   OTHER ANNUAL
NAME AND PRINCIPAL POSITION       YEAR(1)     ($)       ($)     COMPENSATION
-----------------------------------------------------------------------------
  Frank E. Weise III                2001    425,000   850,000        --
                                    2000    425,000   850,000        --
  President and                     1999    425,000   425,000        --
  Chief Executive Officer
-----------------------------------------------------------------------------
  Mark Benadiba                     2001    290,808   324,412        --
  Executive Vice President,         2000    303,088   319,927        --
  President,                        1999    301,500   301,500        --
  Cott   Beverages Canada
-----------------------------------------------------------------------------
  Paul R. Richardson                2001    320,000   281,250        --
  Executive Vice President,         2000    320,000   172,500        --
  Global Procurement & Innovation   1999    320,000   160,000        --
-----------------------------------------------------------------------------
  Raymond P. Silcock                2001    275,000   325,000        --
  Executive Vice                    2000    275,000   300,000        --
  President and                     1999    275,000   275,000        --
  Chief Financial Officer
-----------------------------------------------------------------------------
  Mark Halperin                     2001    176,212   193,872        --
  Senior Vice President             2000    166,362   138,916        --
  General Counsel & Secretary       1999    161,445   124,695        --
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                        LONG-TERM COMPENSATION AWARDS
                                   ---------------------------------------
                                     SECURITIES     RESTRICTED
                                    UNDER OPTIONS    SHARES OR                ALL OTHER
                                     GRANTED(3)     RESTRICTED     LTIP    COMPENSATION(4)
NAME AND PRINCIPAL POSITION              (#)        SHARE UNITS   PAYOUTS        ($)
---------------------------------------------------------------------------------------------
  Frank E. Weise III                    500,000          --            --      876,445(5)
                                        200,000          --            --      863,531(6)
  President and                         250,000          --            --      439,659(7)
  Chief Executive Officer
---------------------------------------------------------------------------------------------
  Mark Benadiba                          60,000          --            --       11,774
  Executive Vice President,              50,000          --            --      273,038(8)
  President,                             50,000          --            --      312,347(9)
  Cott   Beverages Canada
---------------------------------------------------------------------------------------------
  Paul R. Richardson                     60,000          --            --      359,494(10)
  Executive Vice President,              40,000          --            --      183,516(11)
  Global Procurement & Innovation        50,000          --            --      230,854(12)
---------------------------------------------------------------------------------------------
  Raymond P. Silcock                     60,000          --            --      349,794(13)
  Executive Vice                         50,000          --            --      310,500(14)
  President and                         100,000          --            --      286,457(15)
  Chief Financial Officer
---------------------------------------------------------------------------------------------
  Mark Halperin                          60,000          --            --      215,286(16)
  Senior Vice President                  35,000          --            --      147,747(17)
  General Counsel & Secretary            50,000          --            --      130,842(18)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


(1) Throughout this proxy circular, references to the year 2001 are to the fiscal year that ended December 29, 2001. The year 2000 refers to the fiscal year that ended December 30, 2000. The year 1999 refers to the fiscal year ended January 1, 2000.

(2)  The bonuses earned in 2001 were paid in 2002. See "Compensation
     Principles".

(3) Granted pursuant to the Option Plan. All outstanding unvested options immediately vest upon a change of control as defined in the Option Plan.

(4) Figures in this column include, if applicable, premiums paid by Cott or its subsidiaries for term life insurance of $4,559 and group retirement and share purchase plan contributions of $33,362 for the named executive officers.

(5) Includes $850,000, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2001 Executive Incentive Share Compensation Plan" described under "Long Term Incentives".

(6) Includes $850,000, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2000 Executive Incentive Share Compensation Plan" described under "Long Term Incentives". As of February 28, 2002, 26,342 shares were vested.

(7) Includes $425,000, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan". As of February 28, 2002, 46,011 shares were vested.

(8) Includes $271,938, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2000 Executive Incentive Share Compensation Plan" described under "Long Term Incentives". As of February 28, 2002, 8,344 shares were vested.

(9) Includes $301,500, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan". As of February 28, 2002, 33,085 shares were vested.

(10) Includes $281,250, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2001 Executive Incentive Share Compensation Plan" described under "Long Term Incentives" and a relocation allowance of $53,333.

(11) Includes $172,500, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2000 Executive Incentive Share Compensation Plan" described under "Long Term Incentives". As of February 28, 2002, 5,346 shares were vested.

(12) Includes $160,000, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan" and a relocation allowance of $59,658. As of February 28, 2002, 17,322 shares were vested.

(13) Includes $325,000, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2001 Executive Incentive Share Compensation Plan" described under "Long Term Incentives".

(14) Includes $300,000, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2000 Executive Incentive Share Compensation Plan" described under "Long Term Incentives". As of February 28, 2002, 9,297 shares were vested.

(15) Includes $275,000, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan". As of February 28, 2002, 29,772 shares were vested.

(16) Includes $193,872, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2001 Executive Incentive Share Compensation Plan" described under "Long Term Incentives".

(17) Includes $138,916, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2000 Executive Incentive Share Compensation Plan" described under "Long Term Incentives". As of February 28, 2002, 4,263 shares were vested.

(18) Includes $124,695, which was paid to a trustee to purchase common shares of Cott on behalf of the named executive officer, which vest over a three year period (30%, 30% and 40% per year) on January 2nd of each year pursuant to the "1999 Executive Incentive Share Compensation Plan". As of February 28, 2002, 13,620 shares were vested.


     Cott granted options to employees to purchase a total of 1,346,000 shares during the year ended December 29, 2001. The amounts set forth below in the columns in the table below entitled "5%" and "10%" represent hypothetical gains that could be achieved for the respective options to the named executive officers to whom options were granted, if exercised at the end of the option term. The gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the dates on which the respective options were granted to their respective expiration dates. The dollar amounts in the table below are in Canadian dollars because the options are granted in Canadian dollars.


                             OPTION GRANTS IN 2001

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                                                   % OF TOTAL
                                                    OPTIONS
                                   SECURITIES      GRANTED TO
                                  UNDER OPTIONS   EMPLOYEES IN     EXERCISE OR
                                   GRANTED(1)      FINANCIAL        BASE PRICE
                                       (#)            YEAR        (C$/SECURITY)
---------------------------------------------------------------------------------
  Frank E. Weise III                 500,000(2)      37.1%            $16.68
---------------------------------------------------------------------------------
  Mark Benadiba                       60,000          4.5%            $17.25
---------------------------------------------------------------------------------
  Paul R. Richardson                  60,000          4.5%            $17.25
---------------------------------------------------------------------------------
  Raymond P. Silcock                  60,000          4.5%            $17.25
---------------------------------------------------------------------------------
  Mark Halperin                       60,000          4.5%            $17.25
---------------------------------------------------------------------------------
  TOTAL                              740,000         55.0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                      POTENTIAL REALIZABLE
                                                                        VALUE AT ASSUMED
                                   MARKET VALUE OF                   ANNUAL RATES OF STOCK
                                     SECURITIES                        PRICE APPRECIATION
                                     UNDERLYING                          FOR OPTION TERM
                                   OPTIONS ON THE                             (C$)
                                    DATE OF GRANT    EXPIRATION     -----------------------
                                   (C$/SECURITY)        DATE          5%(3)      10%(3)
-------------------------------------------------------------------------------------------
  Frank E. Weise III                  $16.68        July 03, 2008   3,395,218   7,912,301
-------------------------------------------------------------------------------------------
  Mark Benadiba                       $17.25        July 18, 2008     421,349     981,922
-------------------------------------------------------------------------------------------
  Paul R. Richardson                  $17.25        July 18, 2008     421,349     981,922
-------------------------------------------------------------------------------------------
  Raymond P. Silcock                  $17.25        July 18, 2008     421,349     981,922
-------------------------------------------------------------------------------------------
  Mark Halperin                       $17.25        July 18, 2008     421,349     981,922
-------------------------------------------------------------------------------------------
  TOTAL
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

(1) These options, unless otherwise expressly indicated, have a seven year term and are exercisable (on a cumulative basis) as to 30% of the optioned shares on or after the first anniversary of the date of the grant, 30% of the optioned shares on or after the second anniversary of the date of the grant and 40% of the optioned shares on or after the third anniversary of the date of the grant.


(2) As consideration for Mr. Weise agreeing to extend his employment contract, Cott granted, effective July 3, 2001, to Mr. Weise options to acquire 500,000 common shares on a cumulative basis, exercisable as follows: 13,888 common shares per month starting August 3, 2001 through June 3, 2004 and 13,920 shares per month on or after July 3, 2004 through July 2, 2008. Options held by Mr. Weise to acquire 69,440 common shares were exercisable as of December 29, 2001.


(3) The 5% and 10% values for Mr. Weise converted to US$ as of July 3, 2001 at the rate of 1.512 would be $2,244,918 and $5,231,613, respectively. The 5% and 10% values for Messrs. Benadiba, Richardson, Silcock and Halperin converted to US$ as of July 18, 2001 at the rate of $1.537 would be $274,382 and $639,428, respectively.

     The following table sets forth, in respect of the named executive officers, details of all exercises of options during the year ended December 29, 2001 and the number and value of unexercised options on an aggregated basis as at such date:

 AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

                                                                     UNEXERCISED OPTIONS AT
                                   SECURITIES        AGGREGATE          DECEMBER 29, 2001
                                    ACQUIRED           VALUE              EXERCISABLE/
                                  ON EXERCISE         REALIZED            UNEXERCISABLE
NAME                                  (#)             (C$)(1)                  (#)
----------------------------------------------------------------------------------------------
  Frank E. Weise III                280,000          5,184,000      1,398,320      / 571,680
----------------------------------------------------------------------------------------------
  Mark Benadiba                     345,000          3,543,750         15,000      / 115,000
----------------------------------------------------------------------------------------------
  Paul R. Richardson                 56,000            729,200         87,000      / 135,000
----------------------------------------------------------------------------------------------
  Raymond P. Silcock                     --                 --        175,000      / 135,000
----------------------------------------------------------------------------------------------
  Mark Halperin                      80,500          1,419,385         37,500      / 117,000
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                     VALUE OF UNEXERCISED
                                         IN-THE-MONEY
                                          OPTIONS AT
                                       DECEMBER 29, 2001
                                         EXERCISABLE/
                                       UNEXERCISABLE(2)
NAME                                         (C$)
----------------------------------------------------------------------------------------------
  Frank E. Weise III              21,462,649     / 6,150,851
----------------------------------------------------------------------------------------------
  Mark Benadiba                      255,750     / 1,458,750
----------------------------------------------------------------------------------------------
  Paul R. Richardson               1,367,400     / 1,651,550
----------------------------------------------------------------------------------------------
  Raymond P. Silcock               3,050,750     / 1,843,750
----------------------------------------------------------------------------------------------
  Mark Halperin                      439,875     / 1,426,350
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------



(1) The aggregate value realized for securities acquired on exercise by Messrs. Weise, Benadiba, Richardson and Halperin converted to US$ at the average closing rate on the day of exercise was $3,186,396, $2,248,072, $455,481 and $893,503, respectively.



(2) The exercisable value for options held by Messrs. Weise, Benadiba, Richardson, Silcock and Halperin converted to US$ as of December 29, 2001 at the rate of $1.59566 would be $13,450,642, $160,279, $856,950, $1,911,905 and $275,670, respectively. The value of unexercised options held by these executives converted to US$ as of December 29, 2001 at the rate of $1.59566 would be $3,854,738, $914,199, $1,035,026, $1,155,478 and $893,894,
    respectively.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Each of the named executive officers is a party to an employment agreement with Cott.

     Frank E. Weise III's employment agreement with Cott, as amended in 2001, expires on June 30, 2003 and provides for an annual base salary at a rate not less than the amount reported in the Summary Compensation Table for 2001. Mark Benadiba, Paul Richardson, Raymond P. Silcock and Mark Halperin have individual contracts of employment with Cott for an unspecified term, which also provide for annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 2001. Each of these agreements provides for:

     - the payment to the applicable named executive officer of bonuses consistent with market and industry standards from time to time and which are based upon the achievement of agreed upon criteria established from time to time by the board of directors' Human Resources and Compensation Committee, and

     -  customary allowances and perquisites.

     Cott provides both short-term and long term incentive programs in which each of the named executive officers participates. Subject to the terms of employment contracts for the respective named executive officers, the level of participation is determined by the Human Resources and Compensation Committee at its sole discretion and varies by named executive officer.

     Upon termination of Mr. Weise's employment without cause or upon a deemed termination, Mr. Weise shall be entitled to receive from Cott severance equal to the greater of:

     (a) two times the average of his base salary and bonuses over the prior two years, and

     (b) his base salary and bonuses (based on prior years) over the balance of the term.

     If Mr. Weise's employment agreement expires or terminates, other than for just cause, or there is a change of control of Cott, Mr. Weise and his spouse are entitled to health insurance benefits equal to the greater of:

     - the health insurance benefits provided to Cott's chief executive officer, or the chief executive officer of Cott's successor, or the highest paid officer of Cott or any successor in the absence of a chief executive officer, or

     - health insurance benefits equal to those provided to Mr. Weise immediately prior to the expiration or termination of his employment agreement, for as long as either Mr. Weise or his spouse live.

     If Mr. Weise's employment is terminated without cause or is deemed terminated following a change of control, Mr. Weise shall be entitled to receive a payment equal to:

     -  36 months of his base salary,

     - continuation of his benefits, or a cash equivalent, as discussed above, and

     -  the average of the bonuses paid to him over the prior two years.

     In addition, all unvested options and other entitlements under Mr Weise's employment agreement vest immediately upon a change of control.

     A "change of control" means any person or group of persons acquiring more than 50% of the outstanding voting shares of Cott, a sale by Cott of all or substantially all of Cott's undertakings and assets or the voluntary liquidation, dissolution or winding-up of Cott.

     In the event of Mr. Benadiba's termination without cause, other than by reason of Mr. Benadiba's death, or deemed termination, within four years following July 8, 1998 (the "window period"), Mr. Benadiba is entitled to receive two times his base salary, bonuses and the cash value of benefits and perquisites during the previous 12 months. If Mr. Benadiba voluntarily terminates his employment at the end of the window period, Mr. Benadiba shall be entitled to an amount equal to his base salary and bonus and the cash value of benefits and perquisites during the previous 12 months.

     In the event of the termination of Mr. Silcock or Mr. Halperin for any reason other than just cause, they will each receive a severance payment equal to his base salary and bonuses and car allowances and the cash value of their respective benefits, excluding short and long term disability and out of country benefits, for the 24 month period.


     Mr. Richardson's agreement provides that his employment may be terminated by either himself or Cott at any time on six months written notice by the terminating party. If either party terminates the agreement or if Mr. Richardson dies, he or his estate will receive a severance payment equal to 24 months base salary and bonuses plus the cash value of all benefits and perquisites and the average of any other remuneration during the previous 24 month period. This agreement replaced another employment agreement, the termination provisions of which had been triggered. Under these provisions, Cott would have paid Mr. Richardson three times his average annual salary, bonus and benefits during the two years prior to the trigger date. One-third of that payment was made to Mr. Richardson during 1999 and is reported in the Summary Compensation Table.


COMPENSATION OF DIRECTORS

     The total amount paid to directors in their capacity as such in 2001 was C$212,961. This amount includes: a C$100,000 annual retainer paid to the Chairman of the board; an annual fee of C$15,000 paid to five outside directors other than the Chairman; an annual retainer of C$3,000 paid to one committee chairman; and fees paid for attendance at the board of directors and committee meetings. Outside directors, other than the Chairman, are entitled to receive C$1,000 per board of directors meeting attended in person or C$500 per board of directors meeting attended via telephone and C$1,000 per committee meeting attended in person or C$500 per committee meeting attended via telephone or in conjunction with a board of directors meeting. Directors are reimbursed for their travelling expenses in connection with board of directors and committee meeting attendance. See "Composition of the Board".

EXECUTIVE OFFICERS

     For information with respect to identification of executive officers, see "Executive Officers of Cott" Part I, Item 10 of Cott's Annual Report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and with all applicable Canadian Securities authorities, for the year ended December 29, 2001.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

     The Human Resources and Compensation Committee is responsible for reviewing, developing and recommending to the board the appropriate management compensation policies, programs and levels. The

Committee develops performance objectives in conjunction with the Chief Executive Officer and assesses the performance of the Chief Executive Officer at least annually in relation to these objectives.

COMPENSATION PRINCIPLES

     Cott is committed to the philosophy of partnership and to sharing the benefits of success with those who help it grow. Cott's strength and ability to sustain growth is based on an organization which perceives people as its single most important asset. The Committee's goal is to provide sufficient compensation opportunities for executives of Cott in order to attract, retain and motivate the best possible management team to lead Cott in the achievement of both its short and long-term performance goals. The Committee believes that compensation significantly based on performance is more likely to enhance Cott's financial success, which leads to the improvement of shareowner value. In furtherance of these goals, Cott has adopted an annual bonus plan, an employee share option plan, an employee share purchase savings plans and an executive share incentive plan to:

     -  increase the risk/reward ratio of its executive compensation program,

     -  focus management on long-term strategic issues, and

     - align management's interests with those of the shareowners of Cott in the sustained growth of shareowner value.

COMPENSATION ELEMENTS AND DETERMINATION PROCESS

     Compensation for executive officers, including the Chief Executive Officer, of Cott consists of a base salary, opportunities for bonus cash compensation, and long-term compensation in the form of stock options, a share purchase savings plan and an executive incentive share compensation plan. Each of the named executive officers has a written agreement. See "Employment Contracts and Termination of Employment Arrangements" on pages 10 and 11. The Committee's role is to determine what increase in base salary, if any, would be appropriate. Cott's arrangements with each of the executives described under "Employment Contracts and Termination of Employment Arrangements" was negotiated between management and approved by the Committee. In reviewing and determining executive compensation, the Committee examines each component individually as well as total compensation as a whole. The Committee determines each executive officer's compensation with reference to relevant industry norms, experience, past performance, level of responsibility and personal requirements and expectations. The Committee reviews salary levels periodically and may make adjustments, if warranted, after an evaluation of executive and company performance, salary increase trends in Cott's geographic marketplace, current salary competitive positioning, and any increase in responsibilities assumed by the executive. To aid in its assessments and with its ongoing responsibilities, the Committee has, from time to time, retained independent consultants to advise it on compensation matters. As noted above, in appropriate circumstances, the Committee may augment cash compensation by the payment of bonuses to more closely align an individual's overall compensation with his or her performance, or the profitability of the business unit for which the individual is accountable.

LONG-TERM INCENTIVES

     The Committee considers long-term incentives to be an essential component of executive compensation to ensure a proper balance between short and long-term considerations and enhancing shareowner value. There are several components to Cott's long-term incentive program.

Option Plan

     Under the 1986 Common Share Option Plan, as amended, an aggregate of the lesser of 12,000,000 or 15% of Cott's outstanding common shares (determined on the date of grant of an option) are reserved for issuance to eligible directors, officers, employees and service providers of Cott and its subsidiaries. This amount includes common shares reserved for issuance pursuant to options granted under other compensation-related arrangements, and may be increased or decreased as a result of Cott's merger with any other entity, or as a result of a rights offering, reclassification, consolidation or subdivision of its shares.

Administration

     The Committee administers the Option Plan and has the power and authority to construe and interpret the Option Plan and any awards made under the Option Plan. The Committee determines who is eligible to participate in the Option Plan, the number of common shares for which options are granted, the date of grant of options and the vesting period for each option. The board of directors may amend the Option Plan at any time provided that shareowner and regulatory or stock exchange approval of the amended Option Plan, if required, is received prior to the issuance of options under such amended Option Plan.

Option Awards

     The grant of options and the issuance of shares under the Option Plan are subject to the following limitations: (i) the number of common shares subject to outstanding options may not exceed 15% of the common shares outstanding on the date of grant of the option; (ii) the aggregate number of shares which may be issued to any one person pursuant to options granted under the Option Plan and any other share compensation arrangement shall not exceed 5% of the aggregate number of common shares outstanding on the date of grant; (iii) the aggregate number of common shares which may be issued, within a one year period, pursuant to options granted under the Option Plan and any other share compensation arrangement (A) to insiders, shall not exceed 10% of the aggregate number of common shares outstanding on the date of grant, and (B) to any one insider, together with such insider's associates, shall not exceed 5% of the aggregate number of common shares outstanding on the date of grant, excluding, in each case, common shares issued pursuant to share compensation arrangements over the preceding one year period. Options to acquire common shares are granted at the closing price on The Toronto Stock Exchange on the last trading day preceding the date of grant (other than options granted to U.S. participants who own more than 10% of the total combined voting power of Cott, which will be granted at 110% of such closing price). Options are non-transferable and have a term of not more than ten years. If a participant ceases to be a director, officer, employee or service provider, all vested unexercised options awarded to such participant will expire on the earliest of:

     -  the expiry date of such options;

     - 60 days following the date the participant ceases to be a director, officer, employee or service provider (the "termination date"), or in the event of the death of a participant, 365 days following the date of the death of such participant; and

     - three years from the date of total and permanent disability or the retirement of a participant.

     Any unvested options held by a participant will be forfeited on the date the participant ceases to be a director, officer, employee or service provider for reasons other than death, and any unvested options will fully vest upon the death of a participant. In addition, any unvested options held by Option Plan participants will fully vest in the case of (i) a consolidation, merger or amalgamation of Cott with any other corporation following which Cott's voting shareholders hold less than 50% of the voting shares of the surviving entity;
(ii) a sale of all (or substantially all) of Cott's undertakings and assets; or
(iii) a proposal made in connection with a liquidation, dissolution, or winding-up of Cott.

     If the number of outstanding shares is materially affected as a result of Cott's merger with another entity, or as a result of a rights offering or a reclassification, consolidation or subdivision of shares, participants will be entitled to receive the same consideration paid to the holders of shares in connection with the amalgamation, merger, rights offering, reclassification, consolidation or subdivision, as if they had exercised their Options immediately prior to such event. Also, participants will have the right to exercise all vested and unvested options held by them if a take-over bid is made with a per-share offer price greater than (or equal to) their Option exercise price, provided the take-over bid permits tendering by notice of guaranteed delivery. Any such exercise will be conditioned upon completion of the take-over bid.


     As of February 28, 2002, there were approximately 311 holders of options under the Option Plan. This includes approximately 8 outside directors, 13 executive officers, 287 employees and 3 service providers of Cott and its subsidiaries.


Share Purchase Savings Plan

     Cott maintains two employee share purchase savings plans (the "Purchase Plans"), which are available to regular full-time and part-time Canadian employees who have completed three months of continuous employment. Under both Purchase Plans, employees contribute, through payroll deductions, a maximum of 3% of their base salary or regular earnings. These contributions are used to purchase shares of Cott on the open market. Cott matches two-thirds of the contributions made by an employee and these contributions are also used to purchase shares of Cott on the open market. Under the first Purchase Plan (the "First Purchase Plan"), shares purchased with the contributions of Cott vest over five years in 20% increments per year, so long as an employee maintains his or her original contribution in the First Purchase Plan. The First Purchase Plan was closed to new contributions as of December 31, 2000. The second Purchase Plan became effective January 2, 2001 (the "Second Purchase Plan"). Shares purchased with the contributions of Cott in the Second Purchase Plan vest over 3 years in 30% increments in the first two years and 40% in the third year, so long as the employee maintains his or her original contribution in the Second Purchase Plan.

Group Retirement Savings Plan/Deferred Profit Sharing Plan

     On January 1, 2000, Cott introduced a Canadian Employee Retirement Program for all non-union employees across Canada. Membership is voluntary and employees may join after three months of full-time employment. The new plan is a defined contribution plan. Eligible employees are permitted to contribute up to 6% of their base pay to a Group Retirement Savings Plan. Cott matches 100% of the first 3% of salary that an employee contributes, in a Deferred Profit Sharing Plan. Cott's funds are vested after two years of plan participation. Once vested, the employee owns all company contributions and investment earnings on those contributions made to his or her account. Participants have the opportunity to direct their own investments from a selection of mutual funds. The Committee has appointed a Pension Governance Committee to ensure efficient operation and effective communication of the Group Retirement Savings Plan/Deferred Profit Sharing Plan.

Executive Incentive Share Compensation Plan

     The Committee has established the Executive Incentive Share Compensation Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to reward certain Cott employees, as designated by the Committee, for exceeding one hundred percent (100%) of their respective annual performance objectives during the fiscal year to which the plan relates.

     Cott contributes an amount, as determined by the Committee, to a trust on behalf of participants in the Incentive Plan who exceed their annual performance objectives. These objectives and the officers who may participate in the Incentive Plan are set out annually by the Committee. The trust is administered by an arm's length, third party trustee. The trust purchases an amount of Cott's common shares on the open market, which corresponds to the total dollar amount contributed by Cott. Once purchased, the trustee determines the number of common shares acquired on behalf of each participant based upon the amount contributed to the trust on behalf of each participant.

     Subject to the provisions of the Incentive Plan, the common shares in the trust vest over a period of three years in favor of those participants for whom the amount was originally contributed: 30% of the common shares attributed to a participant vests on January 2nd of each of the two years immediately following the year in which common shares were purchased on behalf of the participant and 40% vests on January 2nd of the 3rd year following the year in which the common shares were purchased on behalf of the participant. Subject to the determination of the committee and the provisions of the Incentive Plan, if the employment of a participant is terminated prior to the final vesting of the common shares attributed to such participant, the participant's unvested common shares are reallocated in favor of those participants participating in the Incentive Plan at the time when the amount was originally contributed.


Share Plan for Non-Employee Directors



     The Committee established a Share Plan for Non-Employee Directors (the "Directors' Share Plan") for the purposes of enhancing Cott's ability to attract and retain talented individuals to serve as members of its board of directors and to promote greater alignment of interests between non-employee members of the board of directors and shareowners. Directors eligible to participate in the Directors' Share Plan are directors who are neither employees nor full-time officers of Cott or its affiliates or subsidiaries.



     Under the terms of the Directors' Share Plan, each eligible director is entitled to receive all or a portion of all annual retainers and fees paid to the director in his capacity as such, including all annual retainers paid to an eligible director who is the Chairman of the Board or a chairman of a committee and fees paid for attendance at board and committee meetings, in the form of common shares of Cott.



     The terms of the Directors' Share Plan require that Cott contribute an amount in cash, equal to the amount each director has elected to have paid in the form of common shares, to an independent trust on behalf of participants in the plan. The trust is to be administered by an arm's length, third party trustee. Under the terms of the Directors' Share Plan, the trust will purchase an amount of common shares on the open market, which corresponds to the total dollar amount contributed by Cott. Once purchased, the trustee will allocate a number of common shares to each participant based upon the amount contributed to the trust on behalf of each participant.



COMPENSATION OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



     The Chairman and Chief Executive Officer's base salary remained unchanged at $425,000 in 2001. The Committee has targeted Mr Weise's total compensation, including base salary, bonuses and stock options at a level it believes is competitive with the amount paid by companies in the beverage industry and other similar industries.



     As consideration for Mr Weise agreeing to extend his employment contract, the Committee granted to Mr Weise the right to acquire, 500,000 common shares, effective July 3, 2001. The shares vest at the rate of 13,888 common shares per month, starting August 3, 2001 through June 3, 2004 and 13,920 common shares per month thereafter through July 3, 2008.


SUMMARY

     The Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of Cott. The Committee has access, at Cott's expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The Committee believes that the compensation policies and programs as outlined above ensure that levels of executive compensation truly reflect the performance of Cott, thereby serving the best interests of the shareowners.

     Submitted by the Human Resources and Compensation Committee.

     COLIN J. ADAIR, CHAIRMAN
     STEPHEN H. HALPERIN
     DAVID V. HARKINS

                      SHAREOWNER RETURN PERFORMANCE GRAPH

     The following graph shows changes over the past five year period in the value of C$100, assuming reinvestment of dividends, invested in: (1) Cott's common shares; (2) The Toronto Stock Exchange's 300 Total Return Index; and (3) a peer group of publicly traded companies in the bottling industry comprised of Coca-Cola Enterprises Inc., Coca-Cola Bottling Co. Consolidated, National Beverage Corp., Pepsi Bottling Group and PepsiAmericas. The closing price of Cott's common shares as of December 28, 2001 on The Toronto Stock Exchange was C$25.20 and on NASDAQ was $15.87.

                                    (GRAPH)

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DATE                                JAN-97         JAN-98         DEC-98         DEC-99         DEC-00         DEC-01
------------------------------------------------------------------------------------------------------------------------------
  Cott Common Shares                 100            122             55             77            115            255
------------------------------------------------------------------------------------------------------------------------------
  TSE 300 Index                      100            113            109            142            151            129
------------------------------------------------------------------------------------------------------------------------------
  Peer Group                         100            200            230            129            165            184
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     Cott provides insurance for the benefit of Cott's directors and officers and its subsidiaries against liability incurred by them acting in their capacities as such. Insurance is provided for any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act by the directors or officers in their capacity as such, or any matter claimed against them solely by reason of the status as directors or officers, subject to the terms, conditions and exclusions of the policy. The current annual policy limit is $35,000,000. Under the policy, individual directors and officers are reimbursed for losses incurred in their capacities as such, subject to a retention of $2,000,000 for securities and $250,000 for all other claims. The retention is the responsibility of Cott. Cott pays the annual premium, which is currently $173,000.

                              CORPORATE GOVERNANCE

GENERAL


     The Toronto Stock Exchange has issued guidelines for effective corporate governance and requires listed companies annually to disclose their corporate governance practices. The guidelines address matters such as the composition, role and independence of corporate boards, its committees and the effectiveness and education of its members. Cott's board of directors is committed to instituting and maintaining corporate governance practices for the effective and prudent operation of Cott and for enhancing shareowner value. Cott believes that its governance practices meet the Toronto Stock Exchange guidelines, except as discussed herein.


BOARD AND MANAGEMENT ROLES

     The board of directors has explicitly assumed responsibility for the stewardship of Cott, including:

     -  the adoption of a strategic planning process;

     - the identification of the principal risks for Cott and the implementation of appropriate risk management systems;

     -  succession planning and monitoring of senior management;

     - ensuring that Cott has in place a communications policy to enable it to communicate effectively and in a timely manner with shareowners, other stakeholders and the public generally; and

     - the integrity of Cott's internal control and management information systems.

     All decisions materially affecting Cott, its business and operations, including long-term strategic and operational planning, must be approved by the board prior to implementation. Each year management prepares a statement of objectives, plans, performance standards and policies for Cott. This statement is submitted to the board of directors for their review and approval prior to implementation.

     In order to discharge its responsibilities effectively, the board of directors has established from its membership, three committees: the Audit Committee, the Corporate Governance Committee and the Human Resources and Compensation Committee. Each committee is entitled to retain independent consultants, at the expense of Cott, to assist it in carrying out its functions.

ALLOCATION OF RESPONSIBILITIES BETWEEN THE BOARD AND MANAGEMENT

     There is no specific mandate for the board, since the board of directors has plenary power. Any responsibility which is not delegated to senior management or a committee of directors remains with the full board. The board of directors has approved a job description for the Chairman and Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare on behalf of management a written statement of management's objectives, plans, standards of performance and policies. This report is reviewed and approved annually by each of the Human Resources and Compensation Committee and the entire board of directors. Additionally, Cott has established a lead director role.

BOARD'S EXPECTATIONS OF MANAGEMENT

     The board of directors expects management to pursue the following objectives:

     - produce timely, complete and accurate information on Cott's operations and business as well as on any other specific matter which might, in their opinion, have material consequences for Cott and its shareowners;

     - act on a timely basis and make appropriate decisions with regard to Cott's operations, in accordance with all the relevant requirements and obligations and in compliance with Cott's policies, with a view to increasing shareowner value;

     - apply a rigorous budget process and closely monitor Cott's financial performance in terms of the annual budget approved by the board of directors; and

     - develop and implement Cott's strategic plan in light of trends in the market.

SHAREOWNER COMMUNICATIONS

     Cott seeks to maintain a transparent and accessible exchange of information with all of its shareowners and other stakeholders with regard to its business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to the required public filings, Cott regularly distributes information to its shareowners and the investment community through conferences, webcasts made available to the public and press releases.

COMPOSITION OF THE BOARD

     The Toronto Stock Exchange guidelines recommend that a majority of the directors be "unrelated". According to the Guidelines, an "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of Cott, other than interests and relationships arising from shareholding. The guidelines also recommend that the board should include a number of directors who do not have interests in or relationships with either Cott or any significant shareowner of Cott and which fairly reflect the investment in Cott by shareowners other than any significant shareowner. The board of directors believes that it is appropriately constituted to meet the Toronto Stock Exchange guidelines.

     The articles of Cott permit a minimum of three and a maximum of fifteen directors. Currently, the board of directors is comprised of ten individuals, a number that the board of directors considers to be adequate given the size of Cott and the nature of its shareowner constituency.

     Although three of the nominees of the board of directors, Messrs. Harkins, Boll and Hagerty, are officers of a shareowner holding a significant equity interest in Cott, the board of directors believes that it is properly constituted to fairly reflect the investment of all shareowners in Cott.

INDEPENDENCE OF THE BOARD

     At all meetings of the board of directors and committees of the board, any outside board member may request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present.

     The Toronto Stock Exchange guidelines suggest that every board should have in place appropriate structures and procedures to ensure that it can function independently of management. The structure of each of the Human Resources and Compensation Committee, the Corporate Governance Committee and the Audit Committee, which are comprised of a majority of unrelated directors, helps to enable the board of directors to function independent of management. The board of directors oversees the establishment and function of all committees, the appointment of their members and their conduct.

BOARD COMMITTEES

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The Human Resources and Compensation Committee is comprised of three directors, Mr. Adair, Chairman, Mr. Halperin and Mr. Harkins. Mr. Adair and Mr. Harkins are unrelated, outside directors. Mr. Halperin may be considered to be a related director. See "Certain Relationships and Related Transactions". None of the committee members is an officer or employee of Cott. The terms of reference of the Committee include reviewing and recommending the level of compensation for senior officers and directors of Cott, including the Chief Executive Officer, and reviewing and approving incentive compensation to be allocated to employees of Cott, including such senior officers and for reviewing the compensation to members of the board of directors. The Committee has also been charged with the responsibility of annually reviewing and reporting to the board of directors on the organizational structure of Cott and ensuring that an appropriate succession plan is in place. The committee met on five occasions in 2001.

THE CORPORATE GOVERNANCE COMMITTEE

     The Corporate Governance Committee is comprised of three directors. Mr. Gouin, Chairman, Mr. Hagerty and Mr. Halperin. Mr. Gouin and Mr. Hagerty are unrelated outside directors. Mr. Halperin may be considered to be a related director as indicated above. The Corporate Governance Committee is responsible for developing and monitoring Cott's approach to corporate governance issues in general. Specifically, the Corporate Governance Committee has been given responsibility for:

     - reviewing and recommending changes to the mandates of the other committees of the board;

     - ensuring compliance with and a response to the Toronto Stock Exchange guidelines;

     - identifying and nominating new members to the board of directors and its committees, and as such functions as a nominating committee;

     - educating new members of the board of directors as to the business of Cott;

     - monitoring and assessing the individual and collective effectiveness of the board of directors;

     - monitoring the relationship between management of Cott and the board of directors and recommending any areas for improvement; and

     - reviewing the written objectives of the Chairman and Chief Executive Officer of Cott and providing guidance as to the development of corporate strategies.

     The committee considers suggestions as to nominees for directors from any source, including any shareowner. Recommendations for nominations by shareowners should be submitted to Cott's Secretary at Cott's executive office. The Corporate Governance Committee met two times in 2001.

THE AUDIT COMMITTEE

     The Audit Committee reports directly to the board and is comprised of three directors, Mr. Boll, Chairman, Mr. Bennett and Mr. Gouin, each of whom is an independent outside director.

     The committee, on behalf of the board of directors, oversees Cott's quality and integrity of the annual and interim external consolidated financial statements and financial reporting process, the adequacy and effectiveness of internal controls, current and emerging business issues, the internal audit function, and the annual independent audit of Cott's financial statements. See Report of the Audit Committee included below.

     The committee operates pursuant to a written charter that has been approved and adopted by the board of directors on March 7, 2001. In accordance with the rules of Nasdaq, the board has determined that each member of the committee is independent and financially literate and at least one member has accounting or related management expertise. The committee met five times in 2001.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management the audited financial statements of Cott.

     The committee reviewed with the independent auditor their judgment as to the quality, not just the acceptability, of Cott's accounting principles and such other matters as the committee and the auditors are required to discuss under generally accepted auditing standards. The committee also reviewed with management and PricewaterhouseCoopers the critical accounting policies underlying Cott's financial statements and how these policies were applied to the financial statements.

     The committee discussed with the auditors the auditor's independence from management and Cott, including with the matters in written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     Based on the foregoing reviews and discussions, the committee recommended to the board of directors that the audited financial statements be included in Cott's annual report on Form 10-K for the year ended December 29, 2001 for filing with the Securities and Exchange Commission.

    C. HUNTER BOLL, CHAIRMAN
     W. JOHN BENNETT
     SERGE GOUIN

                   PROPOSAL NO. 2 -- APPOINTMENT OF AUDITORS

     At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP, as auditors of Cott for the next year and to authorize the directors to fix their remuneration. A majority of the votes cast must be in favour of this resolution in order for it to be approved. Unless a proxy specifies that the common shares it represents should be withheld from voting in the appointment of the auditors, the persons named in the accompanying proxy intend to use it to vote for appointment of PricewaterhouseCoopers LLP as auditors of Cott to hold office until the close of the next annual meeting.

AUDIT FEES

     The aggregate amount of fees billed by PricewaterhouseCoopers LLP during the year ended December 29, 2001, for the annual audit and for the reviews included in quarterly Form 10-Q was $898,050.

ALL OTHER FEES

     The aggregate amount of fees billed by PricewaterhouseCoopers LLP for all other non-audit services rendered during the year ended December 29, 2001, was $376,630.

     The audit committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the principal accountant's independence.

     One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

                     PROPOSAL NO. 3 -- AMENDMENT TO BY-LAWS

     On March 6, 2002, Cott's board of directors approved amendments to its by-law no. 1986-1, as amended. These amendments were designed primarily to update Cott's by-laws to reflect certain amendments made to the Canada Business Corporations Act, Cott's governing statute, to conform to the requirements of stock exchanges on which securities of Cott may, from time to time be listed, to consolidate prior amendments to the by-laws and to make all conforming changes. A copy of such by-laws, as amended and restated, is attached as appendix B at page B-1.

     In summary form, the substantial amendments to the by-laws are as follows:

     - DIRECTOR RESIDENCY REQUIREMENTS. Prior to the amendments to the Canada Business Corporations Act, that Act required that: (i) a majority of a corporation's directors be resident Canadians; (ii) a majority of the members of any committee of the board be resident Canadians; and (iii) a quorum for a meeting of the board or its committees required a majority of Canadian resident directors be present. Cott's by-law No. 1986-1 was consistent with these requirements. The proposed amendments to the by-laws reflect the amendments to the legislation which (i) provide that not less than 25% of a corporation's directors be resident Canadians;
        (ii) does not require any member of a committee of the board be resident Canadian; (iii) provides that a quorum for a meeting of directors requires that not less than 25% of a corporation's directors be resident Canadians.

        Cott believes that, in light of its increasing presence in the United States and the number of non-resident Canadian members on its board, the proposed by-law amendments regarding director residency requirements are appropriate for the proper governance of Cott.

     - ELECTRONIC MEETINGS, VOTING AND DELIVERY. In line with amendments to the Canada Business Corporations Act, the proposed amendments to the by-laws provide for meetings of shareholders and directors of Cott to be conducted by telephonic, electronic or other communication facility that permits participants to adequately communicate with each other and for voting at such meetings to be by telephonic, electronic or other communication facility, if Cott makes such communication facility available. Also in line with the amendments to the legislation, the proposed amendments to the by-laws provide that Cott may send notices and documents and communications required under the Act by electronic means provided that, among other things, the addressee of such communication has consented to the receipt of such notices, documents and communications by electronic means.

        Without such proposed amendment to the by-laws, Cott would be unable to avail itself in the future of potential increased efficiencies and cost savings resulting from the use of such alternative methods of conducting meetings and effecting document delivery.

     - DIRECTOR'S LIABILITY AND INDEMNITY. The proposed amendments to the by-laws conform to the amendments to the Canada Business Corporations Act provisions dealing with a corporation's ability to indemnify its directors and others acting on the corporation's behalf and the limitations pertaining to such indemnity.

     - SHAREHOLDER MEETING QUORUM REQUIREMENTS. To conform to the requirements of stock exchanges on which Cott may, from time to time, wish to list its securities, the proposed amendments to the by-laws confirm, among other things, that a quorum for the purposes of shareholder meetings be not less than two persons present in person or by proxy holding or representing holders of shares carrying not less than a majority of the voting power of all issued and outstanding shares of Cott.

     Cott believes that this proposed amendment will not hamper its ability to hold and conduct valid shareholder meetings in the future.

     You are urged to review the complete text of the proposed amended and restated by-laws on the attached appendix B. The summary set forth above is qualified in its entirety by references to appendix B.


     A majority of the votes cast must be in favor of the resolution amending Cott's by-laws, which is set out as appendix A on page A-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in appendix A, the persons named in the enclosed proxy intend to vote in favor of the resolution.


                         INFORMATION ABOUT THE COMPANY

     Upon request to the Secretary you may obtain a copy of Cott's annual report on Form 10-K for the fiscal year ended December 29, 2001, Cott's 2001 audited financial statements, and additional copies of this document.

                                    APPROVAL

     The contents of this proxy circular have been approved by the board of directors of Cott.

                                         /s/ Mark R. Halperin
                                         MARK R. HALPERIN
                                         Senior Vice-President, General Counsel
                                         and Secretary
March 7, 2002

                                   APPENDIX A

                AMENDMENT TO COTT CORPORATION BY-LAW NO. 1986-1

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1. the proposed amendments to Cott Corporation's by-law no. 1986-1 (the "By-law") described in the proxy circular for Cott's Corporation's annual and special meeting of shareowners to be held on April 18, 2002, be and the same is hereby authorized and approved;

2. Cott Corporation's by-law no. 2002-1 in the form attached as Appendix B to the proxy circular for Cott's Corporation's annual and special meeting of shareowners to be held on April 18, 2002, be and the same is hereby authorized and approved;

3. any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                   APPENDIX B

            COTT CORPORATION AMENDED AND RESTATED BY-LAW NO. 2002-1

                                COTT CORPORATION

                                CORPORATION COTT

                              AMENDED AND RESTATED

                               BY-LAW NO. 2002-1

being a by-law relating generally to the transaction of the business and affairs of the Corporation, which by-law amended and restates By-Law No. 1986-1 and all prior amendments thereto.

                                  ARTICLE ONE

                                 INTERPRETATION

SECTION 1.01 Definitions. In the by-laws of the Corporation, unless the context otherwise requires:

     "Act" means the Canada Business Corporations Act and all regulations made pursuant to it, and any statute and regulations that may be substituted therefor, as from time to time amended;

     "appoint" includes "elect" and vice versa;

     "articles" means the articles of amalgamation of the Corporation attached to the certificate of amalgamation dated January 2, 2000, as from time to time amended or restated;

     "board" means the board of directors of the Corporation;

     "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

     "Corporation" means Cott Corporation, a corporation amalgamated under the laws of Canada;

     "electronic document" means any form of representation of information or of concepts fixed in any medium in or by electronic, optical or other similar means and that can be read or perceived by a person or by any means;

     "information system" means a system used to generate, send, receive, store, or otherwise process an electronic document;


     "meeting of shareowners" means an annual meeting of shareowners or a special meeting of shareowners;


     "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);


     "recorded address" means in the case of a shareowner his latest address as recorded in the securities register; and in the case of joint shareowners the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, his latest address as shown in the records of the Corporation;


     "signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section 2.02, or by a resolution passed pursuant thereto;

     save as aforesaid, words and expressions defined in the Act have the same meanings when used herein or in any other by-law; and

     words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations; and a reference to a section means that section in the by-laws in which such section appears.

     In the case of any conflict between the articles and the provisions of this or any other by-law the provisions of the articles shall prevail.

                                  ARTICLE TWO

                          BUSINESS OF THE CORPORATION

SECTION 2.01 Registered Office. Until changed in accordance with the Act, the address of the registered office of the Corporation will be within the place specified in the articles or within articles of amendment changing the place in which its registered office is situated.

SECTION 2.02 Execution of Instruments. Deeds, documents, bonds, debentures, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by two persons, one of whom holds the office of chairman of the board, chairman of the executive committee, president, vice-president or director and the other of whom holds one of the said offices or the office of secretary, treasurer, assistant-secretary or assistant-treasurer or director or any other office created by by-law or by resolution of the board. Where one person holds more than one office, he may sign any of the above said deeds, documents, bonds, debentures, transfers, assignments, contracts, obligations, certificates and other instruments on behalf of the Corporation in one or more capacities. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.

SECTION 2.03 Banking and Financial Arrangements. The banking and financial business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking and financial business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

SECTION 2.04 Voting Rights in Other Bodies Corporate. The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.


SECTION 2.05 Withholding Information From Shareowners. Subject to the provisions of the Act, no shareowner shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the board, it would be inexpedient in the interests of the shareowners or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareowners and no shareowner shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a general meeting of shareowners.


SECTION 2.06 Declarations. Any officer of the Corporation or any other person appointed for the purpose by resolution of the board is authorized and empowered to appear and make answer for, on behalf and in the name of the Corporation, to writs, orders and interrogatories upon articulated facts issued out of any court and to declare for, on behalf and in the name of the Corporation, any answer to writs of attachment by way of garnishment or otherwise and to make all affidavits and sworn declarations in connection therewith or in connection with any and all judicial proceedings. Such officers and persons may make demands of abandonment or petitions for winding-up or bankruptcy orders upon any debtor of the Corporation, may attend and vote at all meetings of creditors of the Corporation's debtors and grant proxies in connection therewith, and may generally do all such things in respect thereof as they deem to be in the best interests of the Corporation.

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                                 ARTICLE THREE

                            BORROWING AND SECURITIES

SECTION 3.01 Borrowing Power. Without limiting the borrowing powers of the Corporation as set forth in the Act or in the articles, the board may from time to time:

     (a) borrow money upon the credit of the Corporation and limit or increase the amount to be borrowed;

     (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness, guarantees or securities of the Corporation, whether secured or unsecured;

     (c) to the extent permitted by the Act, give guarantees on behalf of the Corporation to secure performance of an obligation of any person or give, directly or indirectly, financial assistance to any person on behalf of the Corporation by means of a loan, guarantee or otherwise; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the real or personal, moveable or immoveable property of the Corporation, currently owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings, to secure any present or future debt obligations or any money borrowed or other debt or liability of the Corporation, including any bonds, debentures, notes, debenture stock, other evidences of indebtedness, guarantees or securities of the Corporation which it is by law entitled to issue. Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

SECTION 3.02 Delegation. The board may from time to time delegate to such one or more of the directors or officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.

                                  ARTICLE FOUR

                                   DIRECTORS

SECTION 4.01 Number of Directors and Quorum. Until changed in accordance with the Act, the board shall consist of such fixed number, or minimum and maximum number, of directors as may be set out in the articles.

     The directors may, from time to time, fix by resolution the quorum for meetings of directors, but until otherwise fixed, a majority of the directors in office from time to time shall constitute a quorum. Subject to the provisions of section 4.06 hereof, any meeting of directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the by-laws of the Corporation for the time being vested in or exercisable by the directors generally.


     Subject to the Act and to the articles of the Corporation, the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareowners, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareowners.



SECTION 4.02 Qualification. No person shall be qualified for election as a director if he is less than eighteen (18) years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareowner. At least 25% of the directors, or such lesser number as may be permitted by the Act, must be resident Canadians. However, if the Corporation has fewer than four directors, at least one director, or such lesser number as may be permitted by the Act, must be a resident Canadian.



SECTION 4.03 Election and Term. The election of directors shall take place at each annual meeting of shareowners at which time all the directors then in office shall cease to hold office, but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareowners otherwise determine. The election shall be by resolution. If an election of directors is not held at any such meeting of shareowners, the incumbent directors shall continue in office until their successors are elected.



SECTION 4.04 Vacation of Office. A director ceases to hold office when he dies; when he is removed from office by the shareowners in accordance with the provisions of the Act; when he ceases to be qualified for election as a director; or when his written resignation is received by the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.


SECTION 4.05 Vacancies. Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareowners to elect the number or minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareowners to elect the number or minimum number of directors, the board may call a special meeting of shareowners to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareowner may call the meeting. Where there is a vacancy in the board, the remaining directors may exercise all the authorities, powers and discretions of the board so long as a quorum remains in office.



SECTION 4.06 Canadian Residency Requirements. The board shall not transact business at a meeting, other than filling a vacancy in the board, unless at least 25% of the directors present, or such lesser number as may be permitted by the Act, are resident Canadians, or, if the Corporation has fewer than 4 directors, at least one of the directors present is a resident Canadian or, such lesser number as may be permitted by the Act. The board may, however, transact business at a meeting of directors where the required number of resident Canadian directors is not present if


     (a) a resident Canadian director who is unable to be present approves in writing or by telephonic, electronic or other communication facilities, the business transacted at the meeting; and

     (b) the required number of resident Canadian directors would have been present had that director been present at the meeting.

SECTION 4.07  Meetings by Telephone, Electronic or Other Communication
Facility. A director may, to the extent and in the manner permitted by law, participate in a meeting of directors or of a committee of directors by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, but only if all the directors of the Corporation have consented to that form of participation. A director participating in such a meeting by such means is deemed for the purposes of the Act to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

SECTION 4.08 Place of Meetings. Meetings of the board may be held at any place in or outside Canada.

SECTION 4.09 Calling of Meetings. Meetings of the board shall be held from time to time and at such place as the board, the chairman of the board, the chairman of the executive committee, the president or any two directors may determine.

SECTION 4.10 Notice of Meeting. Notice of the time and place of each meeting of the board shall be given in the manner provided in section 12.01 to each director not less than twenty-four (24) hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified. A director may waive notice of or otherwise consent to a meeting of the board. Such a waiver of notice may be sent in any manner, including as an electronic document and at any time before, during or after a meeting of the board. No action taken at any meeting of the board shall be invalidated by the accidental failure to give notice or sufficient notice thereof to any director.


SECTION 4.11 First Meeting of New Board. Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareowners at which such board is elected.


SECTION 4.12 Adjourned Meeting. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

SECTION 4.13 Regular Meetings. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

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

SECTION 4.14 Chairman. The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chairman of the board, chairman of the executive committee, president or a vice-president, who is a director. If no such officer is present, the directors present shall choose one of their number to be chairman.

SECTION 4.15 Votes to Govern. At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

SECTION 4.16 Remuneration and Expenses. The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                                  ARTICLE FIVE

                                   COMMITTEES

SECTION 5.01 Committees of Directors. The board may appoint a committee or committees of directors, however designated, and delegate to such committee or committees any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.

SECTION 5.02 Executive Committee. The board may designate one of the committees appointed by it as the executive committee. It shall comprise at least three (3) members who shall remain in office at the pleasure of the board and while still directors. It shall, subject to section 5.01, be vested with all the powers and authority of the board between meetings thereof. All acts and proceedings of the executive committee shall be reported to the board at the next meeting thereof, but any right granted or obligation incurred pursuant to the authority of the executive committee shall be treated as valid and binding upon the Corporation.

SECTION 5.03 Audit Committee. The board shall elect from among its number an audit committee to be composed of at least three (3) directors of whom the majority shall not be officers or employees of the Corporation or its affiliates. Members of the audit committee shall remain in office at the pleasure of the board and while still directors.

SECTION 5.04 Transaction of Business. Subject to the provisions of section 4.07, the powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of a committee of directors may be held at any place in or outside Canada.

SECTION 5.05 Procedure. Unless otherwise determined by the board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

                                  ARTICLE SIX

                                    OFFICERS

SECTION 6.01 Appointment. The board may from time to time appoint a chairman of the board, a chairman of the executive committee, a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to section 6.02, an officer may but need not be a director and one person may hold more than one office.

SECTION 6.02 Chairman of the Board, Chairman of the Executive Committee and President. The chairman of the board, chairman of the executive committee and the president shall each be chosen from among the directors and, if appointed, shall have such powers and duties as the board may specify.

SECTION 6.03 Vice-President or Vice-Presidents. The vice-president or vice-presidents shall have such powers and duties as the board may specify.

SECTION 6.04 Secretary. Except as may be otherwise determined from time to time by the board, the secretary shall attend and be the secretary of all meetings of the board, shareowners and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareowners, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.


SECTION 6.05 Powers and Duties of Other Officers. The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

SECTION 6.06 Variation of Powers and Duties. The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

SECTION 6.07 Term of Office. The board, in its discretion, may remove and discharge any or all the officers of the Corporation either with or without cause at any meeting called for that purpose and may elect or appoint others in their place or places. Any officer or employee of the Corporation, not being a member of the board, may also be removed and discharged, either with or without cause, by the chairman of the board, chairman of the executive committee or president. If, however, there be a contract with an officer or employee derogating from the provisions of this section such removal or discharge shall be subject to the provisions of such contract. Otherwise each officer appointed by the board shall hold office until his successor is appointed.

SECTION 6.08 Terms of Employment and Remuneration. The terms of employment and the remuneration of officers appointed by the board shall be settled by it from time to time.

SECTION 6.09 Agents and Attorneys. The board, the chairman of the board, the chairman of the executive committee or the president or any person delegated by any of them shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub- delegate) as may be thought fit.

SECTION 6.10 Fidelity Bonds. The board, the chairman of the board, the chairman of the executive committee or the president or any person delegated by any of them may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.

                                 ARTICLE SEVEN

                  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

SECTION 7.01 Limitation of Liability. No director or officer shall be liable for the acts, receipts, neglects or defaults of any other person including any director or officer or employee or agent, or for joining in any receipt or acts for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, delictual, quasi-delictual or tortious acts of any person with whom any of the moneys, securities or other property of the Corporation shall be deposited or for any loss occasioned by an error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which may arise out of the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the mandatory provisions of the Act or from liability for any breach thereof.

SECTION 7.02 Limitation of Liability. Without in any manner derogating from or limiting the mandatory provisions of the Act but subject to the conditions in this by-law, the Corporation shall indemnify each director and officer of the Corporation, each former director and officer of the Corporation and each individual who acts or acted at the Corporation's request as a director or officer, or each individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.

SECTION 7.03 Advance of Costs. The Corporation may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in section 7.02. The individual shall repay the moneys if the individual does not fulfil the conditions of section 7.04.

SECTION 7.04 Limitation in Indemnity. The Corporation's indemnity applies, however, only to the extent that the individual seeking indemnity:

     (a) acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation's request; and

     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

SECTION 7.05 Insurance. Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the board may from time to time determine.

                                 ARTICLE EIGHT

                                     SHARES

SECTION 8.01 Allotment. Subject to the articles, shares of the Corporation may be issued at such times and to such persons and for such consideration as the board may determine and the board may from time to time allot or grant options or other rights to purchase any of the shares of the Corporation at such times and to such persons and for such consideration as the board shall determine.

SECTION 8.02 Commissions. Subject to the provisions of the Act, the board may from time to time authorize the Corporation to pay a commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

SECTION 8.03 Registration of Transfer. Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, and upon payment of all applicable taxes and any fees prescribed by the board.

SECTION 8.04 Transfer Agents, Registrars and Dividend Disbursing Agents. The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers. The board may also from time to time appoint a dividend disbursing agent to disburse dividends. One person may be appointed to any number of the aforesaid positions. The board may at any time terminate any such appointment.

SECTION 8.05 Conclusiveness of Securities Register. Subject to the provisions of the Act, the Corporation shall treat the person in whose name any share is registered in the securities register as absolute owner of such share with full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.


SECTION 8.06 Share Certificates. Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareowner's right to a share certificate respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with section 2.02, and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless counter-signed by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced upon share certificates and every such printed or mechanically reproduced signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

SECTION 8.07 Replacement of Share Certificates. The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share certificate in lieu and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken upon payment of such fee, if any, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.


SECTION 8.08 Joint Shareowners. If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.



SECTION 8.09 Deceased Shareowners. In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon or other distributions in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent.


                                  ARTICLE NINE

                              DIVIDENDS AND RIGHTS


SECTION 9.01 Dividends. Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareowners according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.


SECTION 9.02 Dividend Cheques. A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them or those of its dividend disbursing agent to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by pre-paid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation on or after the applicable dividend payment date, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

SECTION 9.03 Non-Receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

SECTION 9.04  Unclaimed Dividends.  Any dividend unclaimed after a period of six
(6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

                                  ARTICLE TEN


                            MEETINGS OF SHAREOWNERS



SECTION 10.01 Annual Meetings. The annual meeting of shareowners shall be held at such time in each year and, subject to section 10.03, at such place as the board or failing it, the chairman of the board, the chairman of the executive committee or the president may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.


SECTION 10.02 Special Meetings. Subject to compliance with the Act, the board, the chairman of the board, the chairman of the executive committee or the president shall have power to call a special meeting of shareowners at any time.



SECTION 10.03 Place of Meetings. Meetings of shareowners shall be held at the place where the registered office of the Corporation is situated or, if the board so determines, at some other place within Canada.



SECTION 10.04 Meetings by Telephone, Electronic or Other Communication Facility. Any person entitled to attend a meeting of shareowners may participate in the meeting, to the extent and in the manner permitted by law, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes available such a communication facility. A person participating in a meeting by such means is deemed for the purposes of the Act to be present at the meeting. The directors or the shareowners of the Corporation who call a meeting of shareowners pursuant to the Act may determine that the meeting shall be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.



SECTION 10.05 Notice of Meetings. Subject to compliance with the Act, notice of the time and place of each meeting of shareowners shall be given in the manner provided in section 12.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each director, to the auditor and to each shareowner who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. A shareowner may in any manner either before, during or after a meeting of shareowners waive notice of or otherwise consent to a meeting of shareowners.



SECTION 10.06 Chairman, Secretary and Scrutineers. The chairman of any meeting of shareowners shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chairman of the board, chairman of the executive committee, president or a vice-president who is a shareowner. If no such officer is present within fifteen (15) minutes after the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary and each assistant-secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareowner, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareowners, may be appointed by a resolution or by the chairman of the meeting.



SECTION 10.07 Persons Entitled to be Present. The only persons entitled to be present at a meeting of shareowners shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.



SECTION 10.08 Quorum. Except as otherwise provided by law or by the articles, a quorum for the transaction of business at any meeting of shareowners shall be not less than two persons present in person, each being a shareowner entitled to vote thereat or a duly appointed proxy for an absent shareowner so entitled, and holding or representing the holder or holders of shares carrying not less than a majority of the voting power of all issued and outstanding shares of the Corporation entitled to vote on a particular matter to be acted on at the meeting, except that, when specified business is to be voted on by one or more classes or series of shares voting as a class, unless otherwise provided by law, regulatory authority or by the articles, the holders of not less than a majority of the voting power of the shares of such classes or series shall constitute a quorum for the transaction of such matter. If a quorum is present at the opening of the meeting of shareowners, the shareowners present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.



If a quorum is not present at the opening of a meeting of shareowners, the shareowners present in person and entitled to be counted for the purpose of forming a quorum shall have power to adjourn the meeting from time to time to a fixed time and place without notice other than announcement at the meeting until a quorum shall be present, subject to the provisions of the Act, the articles and section 10.16 of this by-law. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned.

SECTION 10.09 Right to Vote. The shareowners entitled to vote at any meeting of shareowners shall be determined in accordance with the provisions of the Act and the articles.



SECTION 10.10 Proxies. Every shareowner entitled to vote at a meeting of shareowners may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareowners, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareowner or his attorney and shall conform with the requirements of the Act and applicable law.



SECTION 10.11 Time for Deposit of Proxies. The board may specify in a notice calling a meeting of shareowners a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.



SECTION 10.12 Joint Shareowners. If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareowners may, in the absence of the other or others, vote the shares; but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.



SECTION 10.13 Votes to Govern. At any meeting of shareowners every question shall, unless otherwise required by the articles or by-laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes, either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote.



SECTION 10.14 Show of Hands. Subject to the provisions of the Act, any question at a meeting of shareowners shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareowners upon the said question.



SECTION 10.15 Ballots. On any question proposed for consideration at a meeting of shareowners, and whether or not a show of hands has been taken thereon, any shareowner or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to votes at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareowners upon the said question.



SECTION 10.16 Adjournment. Subject to the articles, if a meeting of shareowners is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the meeting that is adjourned. If a meeting of shareowners is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for required by the Act.



SECTION 10.17 Resolution in Writing. A resolution in writing signed by all the shareowners entitled to vote on that resolution at a meeting of shareowners is as valid as if it had been passed at a meeting of the shareowners unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditors in accordance with the Act.



SECTION 10.18 Electronic Voting by Shareowners. Any vote at a meeting of the shareowners may be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes available such a communication facility. Any person participating in a meeting of shareowners by electronic means as provided in section 10.4 and entitled to vote at that meeting may vote, to the extent and in the manner permitted by law, by means of the telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

                                 ARTICLE ELEVEN

                           DIVISIONS AND DEPARTMENTS

SECTION 11.01 Creation and Consolidation of Divisions. The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

SECTION 11.02 Name of Divisions. Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name.

                                 ARTICLE TWELVE

                                    NOTICES


SECTION 12.01 Method of Sending Notice. Subject to compliance with all applicable laws, any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareowner, director, officer, auditor or member of a committee of the board shall be sufficiently sent if (i) delivered personally to the person to whom it is to be sent, (ii) delivered to the recorded address or mailed to the recorded address of that person by prepaid mail (iii) sent to that person at the recorded address by any means of prepaid transmitted or recorded communication or (iv) provided as an electronic document to the information system of that person. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address. A notice so mailed shall be deemed to have been sent when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing. A notice so sent by any means of transmitted or recorded communication or provided as an electronic document shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities or information system and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. The secretary or assistant secretary may change or cause to be changed the recorded address of any shareowner, director, officer or auditor or member of a committee of the board in accordance with any information believed by him to be reliable. The recorded address of a director shall be his latest address as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act, whichever is the more current.


SECTION 12.02 Electronic Documents. A requirement under this by-law to provide a person with a notice, document or other information is not satisfied by the provision of an electronic document unless:

     (a) the addressee has consented, in the manner prescribed under the Act, and has designated an information system for the receipt of the electronic document;

     (b) the electronic document is provided to the designated information system, unless otherwise prescribed in the Act;

     (c) in the case of a notice, document or other information that is required by the Act to be provided by registered mail, the provision of such notice, document or other information by the sending of an electronic document is prescribed by the Act;

     (d)  the Act has been complied with;

     (e) the information in the electronic document is accessible by the sender so as to be usable for subsequent reference; and

     (f) the information in the electronic document is accessible by the addressee and capable of being retained by the addressee, so as to be usable for subsequent reference.


SECTION 12.03 Notice to Joint Shareowners. If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them. The address to be used for the purpose of giving notices shall be the recorded address.


SECTION 12.04 Computation of Time. In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

SECTION 12.05 Undelivered Notices. If any notice given to a shareowner pursuant to section 12.01 is returned on three (3) consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareowner until he informs the Corporation in writing of his new address.



SECTION 12.06 Omissions and Errors. The accidental omission to give any notice to any shareowner, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.



SECTION 12.07 Persons Entitled to Shares by Death or Operation of Law. Every person who, by operation of law, transfer, death of a shareowner or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareowner from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement as provided in the Act.



SECTION 12.08 Waiver of Notice. Any shareowner (or his duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareowners or of the board or committee thereof which may be given in any manner.


                                ARTICLE THIRTEEN

                                  FISCAL YEAR

SECTION 13.01 Fiscal Year. The fiscal period of the Corporation shall terminate on such day in each year as the board of directors may from time to time determine.

                                ARTICLE FOURTEEN

                                 EFFECTIVE DATE


SECTION 14.01 Effective Date. This by-law is effective from the date of the resolution of the directors adopting same and shall continue to be effective unless amended by the directors until the next meeting of shareowners of the Corporation, whereat if same is confirmed or confirmed as amended, this by-law shall continue in effect in the form in which it was so confirmed.


SECTION 14.02 Repeal. Upon the date of this by-law coming into force, By-Law No. 1986-1, of the Corporation, as amended, shall be repealed, provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal.


     All officers and persons acting under any by-law so repealed shall continue to act as appointed under the provisions of this by-law and all resolutions of the shareowners or board or committee thereof with continuing effect passed under any repealed by-law shall continue to be valid except to the extent inconsistent with this by-law and until amended or repealed.


     The foregoing Amended and Restated By-Law 2002-1 was approved by the directors of the Corporation at a meeting held on the 6th day of March, 2002.

                                COTT CORPORATION

                                     PROXY


    THIS PROXY IS SOLICITED BY MANAGEMENT AND THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO TAKE PLACE APRIL 18, 2002 AND SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF SAID ANNUAL AND SPECIAL MEETING AND THE PROXY CIRCULAR. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NOS. 2 AND 3.


    The undersigned owner of Common Shares of COTT CORPORATION hereby appoints
Serge Gouin, or failing him, Frank E. Weise III, or ...........................
(See *Note 1) with full power of substitution as proxy for the undersigned to attend, act and vote all Common Shares held of record by the undersigned at the ANNUAL AND SPECIAL MEETING OF SHAREOWNERS of Cott to be held on the 18th day of April, 2002 and at every adjournment or postponement thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said annual and special meeting or any adjournments thereof and without limiting the general authorization and powers hereby given, each of the persons named as proxy is specifically directed to vote as follows:

1. VOTE FOR [ ] OR ABSTAIN FROM VOTING [ ] OR, IF NO SPECIFICATION IS MADE VOTE FOR the election of directors. Director nominees are as follows: Colin J. Adair, W. John Bennett, C. Hunter Boll, Serge Gouin, Thomas M. Hagerty, Stephen H. Halperin, David V. Harkins, True H. Knowles, Donald G. Watt and Frank E. Weise III.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME(S) IN THE SPACE PROVIDED BELOW:

    ----------------------------------------------------------------------------

2. VOTE FOR [ ] OR ABSTAIN FROM VOTING [ ] OR, IF NO SPECIFICATION IS MADE, VOTE FOR the appointment of auditors and the authorization of the directors to fix their remuneration;


3. VOTE FOR [ ] OR AGAINST [ ] OR ABSTAIN FROM VOTING [ ] OR, IF NO SPECIFICATION IS MADE, FOR the resolution attached as Appendix A to the proxy circular dated March 7, 2002 accompanying this proxy approving the amendment to Cott's by-laws, as described in such resolution and the proxy circular; and



4. in his/her discretion with respect to the amendments to or variations of matters identified above or upon such other matters as may properly come before the annual and special meeting in accordance with applicable law.


hereby revoking any proxy previously given.

Proxies may be forwarded to:
                      Computershare Trust Company of Canada
                      1800 McGill College Avenue
                      Montreal, Quebec, Canada
                      H3A 3K9
                      Attention: Secretary of Cott Corporation

*NOTE 1: YOU HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER) TO REPRESENT YOU AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS OTHER THAN THE MANAGEMENT NOMINEES. IF YOU DESIRE TO DESIGNATE AS PROXY A PERSON OTHER THAN SERGE GOUIN OR FRANK E. WEISE III, THE MANAGEMENT NOMINEES, YOU SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE SPACE PROVIDED THE NAME OF THE PERSON YOU DESIRE AS PROXY.

*NOTE 2: If this form of proxy is not dated in the space provided, it is deemed to bear the date on which it was mailed by the management of Cott.

DATED this     day of          , 2002.
(See *Note 2)

SIGNATURE: -------------------------------------                    (Corporate shareowners should affix seal)
PRINT NAME: ------------------------------------            (Please date, sign and promptly return this proxy
                                                                                   in the envelope provided.)

                                COTT CORPORATION

                                     PROXY


    THIS PROXY IS SOLICITED BY MANAGEMENT AND THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO TAKE PLACE APRIL 18, 2002 AND SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF SAID ANNUAL AND SPECIAL MEETING AND THE PROXY CIRCULAR. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NOS. 2 AND 3.


    The undersigned owner of Second Preferred Shares, Series 1 of COTT CORPORATION hereby appoints Serge Gouin, or failing him, Frank E. Weise III, or
......................................... (See *Note 1) with full power of substitution as proxy for the undersigned to attend, act and vote all Common Shares held of record by the undersigned at the ANNUAL AND SPECIAL MEETING OF SHAREOWNERS of Cott to be held on the 18th day of April, 2002 and at every adjournment or postponement thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said annual and special meeting or any adjournments thereof and without limiting the general authorization and powers hereby given, each of the persons named as proxy is specifically directed to vote as follows:

1. VOTE FOR [ ] OR ABSTAIN FROM VOTING [ ] OR, IF NO SPECIFICATION IS MADE, VOTE FOR the election of directors. Director nominees are as follows: Colin
    J. Adair, W. John Bennett, C. Hunter Boll, Serge Gouin, Thomas M. Hagerty, Stephen H. Halperin, David V. Harkins, True H. Knowles, Donald G. Watt and Frank E. Weise III.

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME(S) IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

2. VOTE FOR [ ] OR ABSTAIN FROM VOTING [ ] OR, IF NO SPECIFICATION IS MADE, VOTE FOR the appointment of auditors and the authorization of the directors to fix their remuneration;


3. VOTE FOR [ ] OR AGAINST [ ] OR ABSTAIN FROM VOTING [ ] OR, IF NO SPECIFICATION IS MADE, FOR the resolution attached as Appendix A to the proxy circular dated March 7, 2002 accompanying this proxy approving the amendment to Cott's by-laws, as described in such resolution and the proxy circular; and



4. in his/her discretion with respect to the amendments to or variations of matters identified above or upon such other matters as may properly come before the annual and special meeting in accordance with applicable law.


hereby revoking any proxy previously given.

Proxies may be forwarded to:  Computershare Trust Company of Canada
                      1800 McGill College Avenue
                      Montreal, Quebec, Canada
                      H3A 3K9

                      Attention: Secretary of Cott Corporation

*NOTE 1: YOU HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREOWNER) TO REPRESENT YOU AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS OTHER THAN THE MANAGEMENT NOMINEES. IF YOU DESIRE TO DESIGNATE AS PROXY A PERSON OTHER THAN SERGE GOUIN OR FRANK E. WEISE III, THE MANAGEMENT NOMINEES, YOU SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE SPACE PROVIDED THE NAME OF THE PERSON YOU DESIRE AS PROXY.

*NOTE 2: If this form of proxy is not dated in the space provided, it is deemed to bear the date on which it was mailed by the management of Cott.

DATED this     day of          , 2002.
(See *Note 2)

SIGNATURE: -------------------------------------                    (Corporate shareowners should affix seal)
PRINT NAME: ------------------------------------            (Please date, sign and promptly return this proxy
                                                                                   in the envelope provided.)